EXHIBIT 99.1

Continuing the Journey

JP Morgan Healthcare Conference

January 13, 2015

Flemming Ornskov, MD, MPH

Chief Executive Officer

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"SAFE HARBOR" statement under the Private Securities

Litigation Reform Act of 1995 and tender offer materials

Statements included in this communication that are not
historical facts are forward -looking statements. Such
forward -looking statements involve a number of risks and
uncertainties and are subject to change at any time. In the
event such risks or uncertainties materialize, Shire's
results could be materially adversely affected. The risks
and uncertainties include, but are not limited to, that:

[] Shire's products may not be a commercial success;

[] revenues from ADDERALL XR and INTUNIV are subject to
generic erosion;

[] the failure to obtain and maintain reimbursement, or an
adequate level of reimbursement, by third-party payors in a
timely manner for
Shire's products may impact future revenues, financial
condition and results of operations;

[] Shire conducts its own manufacturing operations for
certain of its products and is reliant on third party
contract manufacturers to
manufacture other products and to provide goods and
services. Some of Shire's products or ingredients are only
available from a single
approved source for manufacture. Any disruption to the
supply chain for any of Shire's products may result in
Shire being unable to
continue marketing or developing a product or may result in
Shire being unable to do so on a commercially viable basis
for some period of
time;

[] the development, approval and manufacturing of Shire's
products is subject to extensive oversight by various
regulatory agencies.
Submission of an application for regulatory approval of any
of our product candidates, such as our planned submission
of a New Drug
Application to the FDA for Lifitegrast, may be delayed for
any number of reasons and, once submitted, may be subjected
to lengthy review
and ultimately rejected. Moreover, regulatory approvals or
interventions associated with changes to manufacturing
sites, ingredients or
manufacturing processes could lead to significant delays,
increase in operating costs, lost product sales, an
interruption of research
activities or the delay of new product launches;

[] the actions of certain customers could affect Shire 's
ability to sell or market products profitably. Fluctuations
in buying or distribution
patterns by such customers can adversely impact Shire's
revenues, financial condition or results of operations;

[] investigations or enforcement action by regulatory
authorities or law enforcement agencies relating to Shire's
activities in the highly
regulated markets in which it operates may result in
significant legal costs and the payment of substantial
compensation or fines;

[] adverse outcomes in legal matters and other disputes,
including Shire's ability to enforce and defend patents and
other intellectual property
rights required for its business, could have a material
adverse effect on Shire's revenues, financial condition or
results of operations;

[] Shire faces intense competition for highly qualified
personnel from other companies, academic institutions,
government entities and other
organizations. Shire is undergoing a corporate
reorganization and the consequent uncertainty could
adversely impact Shire's ability to
attract and/or retain the highly skilled personnel needed
for Shire to meet its strategic objectives;

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"SAFE HARBOR" statement under the Private Securities

Litigation Reform Act of 1995 and tender offer materials

[] failure to achieve Shire's strategic objectives with
respect to the acquisition of ViroPharma Incorporated may
adversely affect Shire's
financial condition and results of operations;

[] Shire's proposed acquisition of NPS Pharma may not be
consummated due to the occurrence of an event, change or
other circumstances
that gives rise to the termination of the merger
agreement;

[] a governmental or regulatory approval required for the
proposed acquisition of NPS Pharma may not obtained, or may
be obtained subject
to conditions that are not anticipated, or another
condition to the closing of the proposed acquisition may
not be satisfied;

[] NPS Pharma may be unable to retain and hire key
personnel and/or maintain its relationships with customers,
suppliers and other business
partners pending the consummation of the proposed
acquisition by Shire, or NPS Pharma's business may be
disrupted by the proposed
acquisition, including increased costs and diversion of
management time and resources;

[] difficulties in integrating NPS Pharma into Shire may
lead to the combined company not being able to realize the
expected operating
efficiencies, cost savings, revenue enhancements, synergies
or other benefits at the time anticipated or at all;

[] and other risks and uncertainties detailed from time to
time in Shire's or NPS Pharma's filings with the U.S.
Securities and Exchange
Commission, including their respective most recent Annual
Reports on Form 10-K.

THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES ONLY AND
DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR A SOLICITATION
OF AN OFFER TO SELL NPS PHARMA COMMON STOCK. THE OFFER TO
BUY NPS PHARMA COMMON STOCK WILL ONLY BE MADE PURSUANT TO A
TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE,
LETTER OF TRANSMITTAL AND OTHER RELATED TENDER OFFER
MATERIALS) . INVESTORS AND SECURITY HOLDERS ARE URGED TO
READ BOTH THE TENDER OFFER STATEMENT (WHICH WILL BE FILED
BY SHIRE AND A SUBSIDIARY OF SHIRE WITH THE SECURITIES
AND EXCHANGE COMMISSION (SEC)) AND THE
SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9
WITH RESPECT TO THE TENDER OFFER (WHICH WILL BE FILED BY
NPS PHARMA WITH THE SEC) WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING
THE TERMS AND CONDITIONS OF THE OFFER. INVESTORS AND
SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS
(WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY Shire AND NPS
PHARMA WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT
WWW. SEC.GOV. THE TENDER OFFER STATEMENT AND RELATED
MATERIALS, AND THE SOLICITATION/RECOMMENDATION STATEMENT,
MAY ALSO BE OBTAINED (WHEN AVAILABLE) FOR FREE BY
CONTACTING SHIRE INVESTOR RELATIONS AT +1 484 595 2220 IN
THE US AND +44 1256 894157 IN THE UK.

COPIES OF THESE MATERIALS AND ANY DOCUMENTATION RELATING TO
THE TENDER OFFER ARE NOT BEING, AND MUST NOT BE, DIRECTLY
OR INDIRECTLY, MAILED OR OTHERWISE FORWARDED, DISTRIBUTED
OR SENT IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO
WOULD BE UNLAWFUL.

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Journey to become a leading biotech

2013: Ready for change

* Mix of specialty / biotech

* Low-single digit growth(1)

* High 30's EBITDA margins

* Dispersed RandD spend

* Undifferentiated pipeline

* Inefficient geographic footprint

(1) Refers to Q1 2013 year-over-year product sales growth
from continuing operations excluding
DERMAGRAFT which is treated as a discontinued operation
following divestment on January 17, 2014

Journey to become a leading biotech



2013: Ready for change

- Mix of specialty / biotech
- Low-single digit growth[1]
- High 30's EBITDA margins
- Dispersed R&D spend
- Undifferentiated pipeline
- Inefficient geographic footprint

2014: Building momentum

- Enhancing biotech capabilities
- Double-digit growth[2]
- Mid 40's EBITDA margins[2]
- Focused R&D spend
- Emerging pipeline
- Transitioning footprint

(1) Refers to Q1 2013 year-over-year product sales growth from continuing operations excluding DERMAGRAFT which is treated as a discontinued operation following divestment on January 17, 2014

(2) Refers to Q1 through Q3 2014 from continuing operations including ViroPharma Inc., which was acquired on January 24, 2014, and excluding DERMAGRAFT, which is treated as a discontinued operation following divestment on January 17,2014

Journey to become a leading biotech



2013: Ready for change

- Mix of specialty / biotech
- Low-single digit growth[(1)]
- High 30's EBITDA margins
- Dispersed R&D spend
- Undifferentiated pipeline
- Inefficient geographic footprint

2014: Building momentum

- Enhancing biotech capabilities
- Double-digit growth[(2)]
- Mid 40's EBITDA margins[(2)]
- Focused R&D spend
- Emerging pipeline
- Transitioning footprint

Future aspiration: 10 x 20

- Leading biotech focused on rare diseases
- Sustained double-digit growth
- Mid 40's EBITDA margins
- Innovative pipeline sourced internally and externally
- Focused geographic footprint

(1) Refers to Q1 2013 year-over-year product sales growth from continuing operations excluding DERMAGRAFT which is treated as a discontinued operation following divestment on January 17, 2014

(2) Refers to Q1 through Q3 2014 from continuing operations including ViroPharma Inc., which was acquired on January 24, 2014, and excluding DERMAGRAFT, which is treated as a discontinued operation following divestment on January 17,2014

Journey to become a leading biotech



2013: Ready for change

- Mix of specialty / biotech
- Low-single digit growth(1)
- High 30's EBITDA margins
- Dispersed R&D spend
- Undifferentiated pipeline
- Inefficient geographic footprint

2014: Building momentum

- Enhancing biotech capabilities
- Double-digit growth(2)
- Mid 40's EBITDA margins(2)
- Focused R&D spend
- Emerging pipeline
- Transitioning footprint

Future aspiration: 10 x 20

- Leading biotech focused on rare diseases
- Sustained double-digit growth
- Mid 40's EBITDA margins
- Innovative pipeline sourced internally and externally
- Focused geographic footprint

Acquisition of NPS

- Significant step in building a leading biotech
- Combine Shire's GI market expertise, rare disease patient identification and management capabilities, and global footprint
- Enhances short and long-term revenue and earnings growth

(1) Refers to Q1 2013 year-over-year product sales growth from continuing operations excluding DERMAGRAFT which is treated as a discontinued operation following divestment on January 17, 2014

(2) Refers to Q1 through Q3 2014 from continuing operations including ViroPharma Inc., which was acquired on January 24, 2014, and excluding DERMAGRAFT, which is treated as a discontinued operation following divestment on January 17,2014

Executing a clear and focused strategy

PURPOSE	*Enable people with life-altering conditions to lead better lives*
ASPIRATION	To become a leading global biotech delivering innovative medicines to patients with rare diseases and other specialty conditions $10 billion in organic product sales by 2020 (10 x 20)(1)

Strategic Drivers

GROWTH
- Optimize in-line assets via commercial excellence
- Advance late-stage pipeline and launch new products
- Accelerate growth through the acquisition of core / adjacent assets

INNOVATION
- Expand our rare disease expertise and offerings
- Reinvest in R&D
- Extend our portfolio to new indications / TAs(2)
- Collaborate globally to advance our scientific and commercial priorities

EFFICIENCY
- Operate a lean and agile organization
- Concentrate operations in Lexington and Zug
- Execute to a high standard by meeting milestones and delivering on our commitments

PEOPLE
- Foster and reward a high-performance culture
- Attract, develop and retain the best talent
- Live our values

(1) Forecast growth includes ViroPharma sales (ViroPharma Inc. was acquired by Shire on January 24, 2014). Further potential upside to this 10x20 target includes the recently announced NPS Pharma acquisition, Lumena, Fibrotech, BIKAM, Cinryze New Uses and future M&A and licensing.

(2) TA refers to Therapeutic Area.

Shire 8

10 x 20: Delivering sustainable long-term value

Product Sales
$ billion; Percent CAGR

$10+ billion Upside

                         Existing $3 billion
      +10% CAGR pipeline $5 billion $7 billion In-Line

2013 2020

10 X 20 Details

In-Line: $7 billion expected from
on-market products

Pipeline: $3 billion expected from
existing pipeline (1)

Upside: NPS Pharma, Lumena,
Fibrotech, BIKAM, Cinryze new
uses, early stage pipeline and
future Business Development
provide additional upside to
10 x 20

(1) Products included In pipeline as of February 2014, as
reported on 2013 full year results

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All of our businesses will contribute to 10 x 20

Current Business Units

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Future considerations

Combined best of specialty pharma
and biotech to drive growth (10 x 20)

Grow all businesses through
continued commercial excellence

Leverage TA expertise to
advance rare diseases (e.g., CNS)

Reinforce core businesses
through business development

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Shire and NPS Pharma -- Leadership in rare diseases

Shire is acquiring NPS Pharma, a significant step on our
journey to become a leading biotechnology company

Building on NPS Pharma's success, we will use our GI
market expertise, rare disease patient identification and
management capabilities, and global footprint to deliver
NPS Pharma's products to patients worldwide

The transaction will enhance Shire's growth profile and
is expected to be accretive to Non GAAP EPS from 2016
onward

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NPS Pharma is a biopharmaceutical

company focused on rare diseases

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History

* Founded in 1986, with an early focus on osteoporosis and
thyroid disorders

* Acquired Allelix Pharmaceuticals in 1999 to specialize in
rare disease with
first-in or best-in-class disease therapies

Key Products

* GATTEX ([R])/REVESTIVE ([R]) (teduglutide) for the
treatment of short bowel
syndrome (SBS), a rare GI condition, launched in the U.S.
(Q1 2013), and
Europe (Q3 2014)

* NATPARA ([R])/NATPAR ([R]) (recombinant parathyroid
hormone) for the treatment
of hypoparathyroidism (HPT), a rare endocrine disease, in
registration
phase in the U.S. and EU

General Facts

* NASDAQ listed (NASDAQ: NPSP)

* Headquarters: Bedminster, NJ, U.S.

* Operations in the U.S., Canada, Europe, Latin America,
and Japan

* More than 350 employees

Note: Gattex[R] / Revestive[R] and Natpara[R] / Natpar[R]
are copyrights of NPS Pharma

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Combination will create shareholder value and

transform the lives of even more patients

Extend rare disease model to GI franchise, by pairing
innovative
products with best-in-class patient support services

Accelerate the growth of GATTEX ([R]) in the U.S. by
leveraging Shire's
#2 ranked GI sales force and rare disease commercial
expertise

Efficiently launch REVESTIVE ([R]) ex-U.S. through Shire's
extensive
international commercial infrastructure

Maximize value of NATPARA ([R])/NATPAR ([R]) (if approved)
through
Shire's proven development and launch capabilities

Realize operating synergies by integrating NPS Pharma into
Shire's
organization, leveraging previous experience with similar
acquisitions

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2014: Commercial excellence and BD drive growth

Continued commercial excellence

Rare Diseases now $2+ billion(1)

* All products grew double-digits
in Q3 2014(2)

VYVANSE drives Neuroscience

* 2014 YTD through Q3 driven
by volume and price

* International sales benefited
from new launches and gains
in established markets

GI continues to perform well

* Lialda increased its market
share by 5% year-over-year

* FDA guidance and patents give
confidence in sustainability

Value creating business development

* NPS Pharma will lever Shire's rare
disease patient identification and
management capabilities, and global
footprint

* ViroPharma was integrated quickly
and drove Cinryze and Firazyr
outperformance

* Lumena programs for cholestatic liver
disease and NASH on track

* Lifitegrast NDA filing planned for Q1
2015

* Current scale and cash generation
enable us to acquire additional assets
in our core and adjacent areas, even
after NPS Pharma

(1) Refers to annualized Q3 2014 Rare Disease product
sales.

(2) Results from continuing operations including ViroPharma
Inc. in 2014, which was acquired on January 24, 2014, and
excluding
DERMAGRAFT in 2013 and 2014, which is treated as a
discontinued operation following divestment on January 17,
2014.

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2014: Focused RandD driving pipeline innovation

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2014: Efficiencies drive significant profitability

EFFICIENCY

Ongoing efficiency program

- Integrated R&D under a single team
- Creating a geographic footprint with two major hubs
- Streamlining other corporate functions and internal processes
- Regularly evaluating R&D programs against milestones
- Divesting non-core assets (e.g., DERMAGRAFT)

Significant margin improvement

$ million; Percent of product sales(1)(2)



3,477
4,330
COGS(3)
R&D(4)
SG&A(5)
EBITDA(6)
13%
19%
30%
38%
14%
14%
27%
45%
YTD 2013(7)
YTD 2014(7)

(1) Results from continuing operations including ViroPharma Inc. in 2014, which was acquired on January 24 , 2014, and excluding DERMAGRAFT in 2013 and 2014, which is treated as a discontinued operation following divestment on January 17, 2014.

(2) See slide 44 of Shire's Q3 2014 earnings presentation for a list of items excluded from the US GAAP equivalent used to calculate all Non GAAP measures detailed above. A reconciliation of Non GAAP financial measures to the most directly comparable measure under US GAAP is presented in Shire's Q3 2014 earnings release on pages 20 to 25.

(3) This is a Non GAAP financial measure. The most directly comparable measure under US GAAP is COGS (YTD 2014: 18%, YTD 2013: 14%).

(4) This is a Non GAAP financial measure. The most directly comparable measure under US GAAP is R&D (YTD 2014: 19%, YTD 2013: 20%)

(5) This is a Non GAAP financial measure. The most directly comparable measure under US GAAP is SG&A (YTD 2014: 33%, YTD 2013: 34%).

(6) This is a Non GAAP financial measure. The most directly comparable measure under US GAAP is Net income margin (YTD 2014: 28%, YTD 2013: 17%). Excluding Royalties and Other Revenues.

(7) YTD is January through September 2013 and 2014 respectively

16

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2014: Enhanced our committed and focused team

Managed uncertainty of 2014

Turnover consistent
with historical levels

Hired ~1,000 employees

Issued retention to key employees
to ensure business stability

Organization continued to deliver

Hiring for the future

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2014: On track to meet product sales and earnings

guidance

Continued execution

Delivering results

On track to meet

2014 product

sales and

earnings

guidance

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2015: Mix of top-line opportunities and challenges

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Opportunities

Launching VYVANSE for BED
(pending regulatory approval

GATTEX product sales, NATPARA
launch (if approved), and other
NPS Pharma royalty streams

Future BD opportunities in
our core / adjacent TAs

Challenges

ViroPharma YOY comparables

INTUNIV generic (Dec-14)

Foreign exchange headwinds

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2015: Upcoming anticipated pipeline milestones

Registration and Phase 4

Phase 3

Phase 2

Phase 1/2

SHP611
MLD Phase 1/2
head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP606
Lifitegrast
NDA Filing

SHP625 (LUM001)
PSC
Phase 2 head line data

SHP607
ROP Phase 2
head line data

SHP606
Lifitegrast
Launch (2)

SHP609
Phase 2/3 head
line data

2015

VYVANSE
BED Launch (2)

SHP620 Maribavir
Phase 2 head
line data

SHP625 (LUM001)
PBC
Phase 2 head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

2016

SHP625 (LUM001) (1)
PFIC
Phase 2 head line data

SHP610
Phase 2B head
line data

Notes
(1)Interim 625 PFIC INDIGO data expected Q2 2015.
(2)Subject to regulatory approval.

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2015: Upcoming anticipated pipeline milestones

Registration and Phase 4

Phase 3

Phase 2

Phase 1/2

rhPTH[1 -84]
Natpara
PDUFA Date

SHP625 (LUM001)
ALGS
Phase 2 head line data

SHP611
MLD Phase 1/2
head line data

SHP606
Lifitegrast
NDA Filing

SHP625 (LUM001)
PSC
Phase 2 head line data

SHP607
ROP Phase 2
head line data

SHP606
Lifitegrast
Launch (2)

SHP609
Phase 2/3 head
line data

2015

VYVANSE
BED Launch (2)

SHP620 Maribavir
Phase 2 head
line data

SHP625 (LUM001)
PBC
Phase 2 head line data

SHP625 (LUM001)
ALGS
Phase 2 head line data

2016

SHP625 (LUM001) (1)
PFIC
Phase 2 head line data

SHP610
Phase 2B head
line data

Notes
(1)Interim 625 PFIC INDIGO data expected Q2 2015.
(2)Subject to regulatory approval.

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2016: Top-line expectation in line with prior target

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Plan to increase sales to $10 billion(1)
$ billion; Percent of product sales

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Upside to 10 x 20

Recently announced
NPS Pharma acquisition

Lumena and Fibrotech

Early stage pipeline

Future business development

(1) Forecast growth includes ViroPharma sales (ViroPharma
Inc. was acquired by Shire on January 24, 2014). Further
potential upside to this
10x20 target includes the recently announced NPS Pharma
acquisition, Lumena, Fibrotech, and future MandA and
licensing.

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The journey continues



2013: Ready for change

- Mix of specialty / biotech
- Low-single digit growth[(1)]
- High 30's EBITDA margins
- Dispersed R&D spend
- Undifferentiated pipeline
- Inefficient geographic footprint

2014: Building momentum

- Enhancing biotech capabilities
- Double-digit growth[(2)]
- Mid 40's EBITDA margins[(2)]
- Focused R&D spend
- Emerging pipeline
- Transitioning footprint

Future aspiration: 10 x 20

- Leading biotech focused on rare diseases
- Sustained double-digit growth
- Mid 40's EBITDA margins
- Innovative pipeline sourced internally and externally
- Focused geographic footprint

Acquisition of NPS

- Significant step in building a leading biotech
- Combine Shire's GI market expertise, rare disease patient identification and management capabilities, and global footprint
- Enhances short and long-term revenue and earnings growth

(1) Refers to Q1 2013 year-over-year product sales growth from continuing operations excluding DERMAGRAFT which is treated as a discontinued operation following divestment on January 17, 2014

(2) Refers to Q1 through Q3 2014 from continuing operations including ViroPharma Inc., which was acquired on January 24, 2014, and excluding DERMAGRAFT, which is treated as a discontinued operation following divestment on January 17,2014

QandA breakout

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